                                                                   EXHIBIT 10.16



                                MCN ENERGY GROUP

                            SUPPLEMENTAL SAVINGS PLAN

                 (AS RESTATED EFFECTIVE AS OF FEBRUARY 28, 2001)

                                TABLE OF CONTENTS


SECTION                                                                                                        PAGE
-------                                                                                                        ----

ARTICLE 1 - TITLE...............................................................................................  1

ARTICLE 2 - DEFINITIONS.........................................................................................  1

ARTICLE 3 - PURPOSE.............................................................................................  1

ARTICLE 4 - EFFECTIVE DATE......................................................................................  2

ARTICLE 5 - PARTICIPATION.......................................................................................  2

            Section 5.1 Eligibility to Participate..............................................................  2
            Section 5.2 Election to Participate.................................................................  2

ARTICLE 6 - PARTICIPANTS' ACCOUNTS..............................................................................  3

            Section 6.1 Establishment of Accounts and Subordination of Executive's
                    Rights......................................................................................  3
            Section 6.2 Credits and Debits to Participants' Accounts............................................  3
            Section 6.3 Election of Accounts....................................................................  4
            Section 6.4 Change of Election for Accounts.........................................................  5
            Section 6.5 Transfers Between Accounts..............................................................  5

ARTICLE 7 - HARDSHIP WITHDRAWALS................................................................................  5

ARTICLE 8 - VESTING AND PAYMENT OF BENEFITS.....................................................................  6

            Section 8.1 Form and Timing of Payments.............................................................  6
            Section 8.2 Change in Payment Options...............................................................  7
            Section 8.3 Revocation of Designation as Executive..................................................  7
            Section 8.4 Payments Subject to Golden Parachute Provisions.........................................  7
            Section 8.5 Vested Portion of Participants' Accounts................................................  7
            Section 8.6 Recrediting of Forfeited Amounts........................................................  7
            Section 8.7 Transfer to an Affiliated Company.......................................................  8

ARTICLE 9 - BENEFICIARY IN THE EVENT OF DEATH...................................................................  8

ARTICLE 10 - ADMINISTRATION.....................................................................................  9

ARTICLE 11 - AMENDMENT AND TERMINATION..........................................................................  9


ARTICLE 12 - MISCELLANEOUS......................................................................................  9

           Section 12.1 Non-Assignability.......................................................................  9
           Section 12.2 No Employment Rights...................................................................  10
           Section 12.3 Law Applicable.........................................................................  10
           Section 12.4 Legal Fees and Expenses................................................................  10
           Section 12.5 Successors.............................................................................  10

ARTICLE 13 - CHANGE IN CONTROL PROVISIONS......................................................................  10

           Section 13.1 General................................................................................  10
           Section 13.2 Transfer to Rabbi Trust................................................................  10
           Section 13.3 Lump Sum Payments......................................................................  11
           Section 13.4 Joint and Several Liability............................................................  11
           Section 13.5 Dispute Procedures.....................................................................  11
           Section 13.6 Definition of Change in Control......................................................... 11

Historical Background

                                MCN ENERGY GROUP

                            SUPPLEMENTAL SAVINGS PLAN

                 (AS RESTATED EFFECTIVE AS OF FEBRUARY 28, 2001)


         WHEREAS, MCN Energy Group Inc. (the "Company") has previously adopted the MichCon Supplemental Savings Plan and the Company desires to make certain changes in the plan.

         NOW, THEREFORE, effective February 28, 2001, the MichCon Supplemental Savings Plan is hereby amended and restated as follows:


                                    ARTICLE 1

                                      TITLE

         The title of this Plan shall be the "MCN Energy Group Supplemental Savings Plan" and shall be referred to in this document as the "Plan".

                                    ARTICLE 2

                                   DEFINITIONS

         The words and phrases used in the Plan shall have the same meanings as provided under Article 2 of the MCN Energy Group Savings and Stock Ownership Plan (the "Qualified Plan"), as amended from time to time, unless otherwise defined in the Plan or the context clearly requires otherwise.

                                    ARTICLE 3

                                     PURPOSE

         The principal purpose of the Plan is to provide deferred compensation for a select group of management or highly compensated Employees of the Company and any other Employer that has adopted the Plan with the consent of the Company who has been specifically designated by the Committee to be eligible for Plan participation (an "Executive"). Such an employee shall remain an Executive so long as this designation is not revoked by the Committee.

It is intended that this Plan provide benefits for "a select group of management or highly compensated employees" within the meaning of Section 201, 301 and 401 of ERISA and, therefore, to be exempt from the provisions of Parts 2, 3, and 4 of Title I of ERISA.

                                    ARTICLE 4

                                 EFFECTIVE DATE

         The original effective date of the Plan for the Company was May 31, 1988, and for any other Employer shall be the date established by such Employer at the time of adoption of the Plan.

                                    ARTICLE 5

                                  PARTICIPATION

         Section 5.1 Eligibility to Participate. Only the following individuals shall be eligible to participate in the Plan: (a) any Executive whose contributions under the Qualified Plan are limited because of the limitation on compensation under Section 401(a)(17) of the Code, the limitation on elective deferrals under Section 402(g) of the Code, the limitation on benefits and contributions under Section 415 of the Code, or any other provision of the Code or other law that the Committee hereafter designates; and (b) such other management or highly compensated Employees as shall be approved by the Chief Executive Officer of an Employer that has adopted the Plan.

         Section 5.2 Election to Participate. An Executive who is eligible to participate may become a participant in the Plan (a "Participant") by filing a written election with the Committee on a form approved by the Committee. The Executive's election shall authorize the Employer to defer the amount of such Executive's Eligible Compensation pursuant to Section 6.2(a) hereof and shall evidence the Executive's acceptance of and agreement to all the provisions of the Plan.

         The Executive's election must be made no later than December 31 of the year that immediately precedes the year for which it applies. However, the first election by any Executive to participate in this Plan shall be effective for Eligible Compensation earned after the election is received by the Committee and after contributions to the Qualified Plan are limited in accordance with Section 5.1(a) above. An election shall be irrevocable for the current calendar year. An election shall be irrevocable for future calendar years unless a written revocation is filed with the Committee prior to the first day of the calendar year for which the revocation is desired.


                                    ARTICLE 6

                             PARTICIPANTS' ACCOUNTS


         Section 6.1 Establishment of Accounts. The Employer shall establish accounts for each of its Executives who is a Participant in the Plan. Separate accounts corresponding in name to the separate funds under the Qualified Plan shall be maintained for each Participant. Credits under Sections 6.2(a) and (b) shall also be maintained in separate accounts. The accounts shall be maintained as unfunded bookkeeping accounts and all amounts represented by the accounts shall remain a part of the general funds of the Employer of such Participant, subject to the claims of its general creditors. Nothing in the Plan and no action taken pursuant to the provisions of the Plan shall be deemed to create a trust or fund of any kind or to create any fiduciary relationship. The obligation to make payments under this Plan shall be and remain an unsecured, unfunded general obligation of the Employer of the particular Participant. Each Executive who is a Participant in the Plan shall be provided an annual statement of the unfunded accounts maintained for the Participant.

         Section 6.2 Credits and Debits to Participants' Accounts. As of the end of a pay period, total credits shall be made to the accounts maintained for a Participant as set forth below:

         (a)      An amount equal to the difference between (1) and (2) below:

                           (1) the amount that such Participant would have
                  contributed to the Qualified Plan for such pay period, assuming (x) the Participant satisfied the eligibility requirements set forth in Section 3.1 of the Qualified Plan and (y) the allotments of such Participant under the Qualified Plan were not limited by the application of the any restriction set forth in Section 5.1(a), or any provision of the Qualified Plan relating to the limitations described in Section 5.1(a) above;

                           (2) the amount that such Participant actually
                  contributed to the Qualified Plan for such pay period.

         (b)      An amount equal to the difference between (1) and (2) below:

                           (1) the amount that the Employer of such Participant
                  would have contributed to the Qualified Plan on behalf of such Participant for such pay period if the Participant had contributed the amount set forth in (a)(1) above to the Qualified Plan during such pay period;

                           (2) the amount that the Employer actually contributed
                  to the Qualified Plan on behalf of such Participant for such pay period.

         The total credits under (a) and (b) of this Section shall be allocated to the specific accounts elected by the Participant as provided under Section
6.3 hereof. Each account shall be credited with an amount representing earnings or debited with an amount representing losses on a daily basis. Earnings or losses for a pay period shall be calculated using the daily valuation methodology employed by the recordkeeper for each corresponding fund under the Qualified Plan.

         Section 6.3 Election of Accounts. Each Participant shall, by filing a written election with the Committee, on a form approved by the Committee, elect the accounts which are to be used for recording credits under Sections 6.2(a) and (b) hereof.

         A Participant may direct that credits under Sections 6.2(a) and (b) may be made to any account corresponding in name to the funds under the Qualified Plan that are available to accept contributions or allotments. Notwithstanding the foregoing, a Participant must at all times maintain an aggregate balance in the MCN Stock fund in the Qualified Plan or the MCN Stock account in this Plan or a combination of both such plans in an amount at least equal to the sum of the Employer contributions made pursuant to Section 4.3(a) of the Qualified Plan after April 1, 1989, plus seventy-five percent of the credits recorded under Section 6.2(b) of this Plan (or the corresponding Predecessor provision) after April 1, 1989. This balance may be maintained in the Qualified Plan, this Plan, or a combination of both such plans, at the discretion of the Participant.

         Section 6.4 Change of Election for Accounts. Any election of accounts given by a Participant under the preceding Section shall be deemed to be a continuing election until changed by the Participant. A Participant may change any such election as of any normal business day of any month by giving prior notice of such change to the Plan recordkeeper in the form prescribed by the Committee.

         Section 6.5 Transfers Between Accounts. Transfers between accounts shall be effected on any normal business day of any month upon directions to the Plan recordkeeper in the form prescribed by the Committee.

         A Participant may not transfer any amount from the MCN Stock account if the balance remaining in such account after the transfer would be less than the amount required to be credited to such account under Section 6.3 hereof, plus the earnings thereon.

                                    ARTICLE 7

                              HARDSHIP WITHDRAWALS

         A Participant may request, upon 20 days written notice to the Committee, a withdrawal from his or her accounts if the withdrawal is on account of financial hardship as defined under the Qualified Plan. A financial hardship shall first be satisfied from the MCN Executive Deferred Compensation Plan to the extent possible; then from the Plan; and finally from the Qualified Plan. The amount of such withdrawal shall be limited to the amounts deferred under
Section 6.2(a) hereof, or the total value of the accounts maintained under
Section 6.2(a) hereof as of the end of the prior month, whichever is smaller.

         The determination of the existence of financial hardship and the amount required to be distributed to meet the need created by the hardship shall be made by the Committee. All determinations regarding financial hardship shall be made in accordance with written procedures established by the Committee for hardship withdrawals from the Qualified Plan and shall be applied in a uniform and nondiscriminatory manner. Such written procedures shall specify the requirements for requesting and receiving withdrawals on account of financial hardship, including the forms that must be submitted, and to whom the forms are to be submitted. No other withdrawals or loans are permitted under this Plan.

                                    ARTICLE 8

                         VESTING AND PAYMENT OF BENEFITS

         Section 8.1 Form and Timing of Payment. On the date that a Participant becomes entitled, pursuant to either Section 9.1 or 9.2 of the Qualified Plan (the "Retirement Date"), to a distribution of his or her account in the Qualified Plan, such Participant shall be entitled to receive the vested portion of the amount credited to his or her accounts in the Plan. All distributions shall be paid out at the end of the quarter in which the Participant's Retirement Date occurs. As of the end of the quarter in which his Retirement Date occurs, the Participant's Account shall be valued on a cash basis with interest credited annually at a rate equal to the average interest rate of ten-year U.S. Treasury Notes for the November of the prior calendar year, or such other rate as set by the Committee (the "Plan Interest Rate").

Payment of the vested portion of a Participant's accounts shall be made in accordance with the Participant's selection on his Benefit Agreement either in annual payments over a period not less than one year and not more than 15 years, or in one lump sum by the Employer maintaining the accounts. If no payment election has been made, the vested portion of the Participant's account shall be paid in one lump sum. In addition, if a Participant's Account is less than or equal to $5,000 as of the end of the quarter in which his Retirement Date occurs, the Participant's Account shall be paid in one lump sum.

The amount of the annual payments shall be calculated to pay out over the specified period the entire balance in the Participant's Account as of his Retirement Date with interest credited annually on the declining balance at the Plan Interest Rate. The Participant's Account shall continue to be credited annually with interest at the Plan Interest Rate and charged with the annual payments to the Participant. The amount of the annual payments to the Participant shall be adjusted at the end of the quarter in which the anniversary of the Participant's retirement date occurs to reflect changes in the Plan Interest Rate and other changes in the Participant's Account balance.

         Section 8.2 Change in Payment Option. The payment option selected by the Participant may be changed at any time by the Participant submitting a new payment selection to the Committee. However, any change received by the Committee less than twelve months prior to the Participant;s Retirement Date shall post-pone any distribution from the Plan until a period of twelve months has elapsed.

         Section 8.3 Revocation of Designation as Executive. A Participant whose designation as an Executive is revoked prior to the Participant's retirement, death, termination or disability shall not be permitted to continue to make Deferrals under the Plan subsequent to the date of such revocation. However, the vested portion of the Participant's Account as of the date of revocation shall be transferred to and governed by the MCN Energy Group Executive Compensation Plan (The Deferred Comp Plan) or any successor of the Deferred Comp Plan.


         SECTION 8.4 Payments Subject to Golden Parachute Provisions. Notwithstanding the above, if payment at the time specified in the first sentence of this paragraph would subject the Participant to the excise tax under
Section 4999 of the Code, payment of the vested portion of a Participant's accounts shall be deferred until the earlier of (a) the date that would have been the Participant's Normal Retirement Date, Early Retirement Date or Disability Retirement Date, (b) death of the Participant, or (c) total and permanent disability or legally established mental incompetency of the Participant.

         Section 8.5 Vested Portion of Participants' Accounts. The vested portion of a Participant's account shall mean: (i) the total value of the accounts of a Participant who is entitled to a distribution pursuant to Section
9.1 of the Qualified Plan; or (ii) with respect to a Participant who is entitled to a distribution pursuant to Section 9.2 of the Qualified Plan, the total value of the account maintained under Section 6.2(a) hereof. Notwithstanding the foregoing, the total value of the accounts of a Participant shall become nonforfeitable as of the date on which the Participant attains age 65.

         Section 8.6 Recrediting of Forfeited Amounts. If a Participant entitled to a distribution pursuant to Section 9.2 of the Qualified Plan receives the vested portion of the amount credited to his or her accounts in the Plan, forfeits the remainder, and is thereafter reemployed prior to incurring five consecutive Break in Service Years, then as of the end of the month coincident with or next following the Participant's date of reemployment, the amount of the Participant's accounts that was forfeited upon the earlier termination of employment shall be credited to the Participant's accounts. Interest shall not accrue on such amount between the time it was forfeited and the time at which it was recredited.

         Section 8.7 Transfer to an Affiliated Company. Benefits for a Participant who transfers employment from one Employer to an Affiliated Company shall be subject to Section 3.8 of the Qualified Plan. Such a transfer of employment shall cause a transfer of the accounts maintained by an Employer for a Participant if the new Employer has adopted the Plan and the former Employer transfers cash to the new Employer equal to the amount of the accounts transferred. In all other events, a transfer of employment shall not cause a transfer of the accounts maintained by an Employer for a Participant.



                                    ARTICLE 9

                        BENEFICIARY IN THE EVENT OF DEATH

         Each Participant shall have the right to designate a beneficiary or beneficiaries to receive any distribution to be made under Article 8 upon the death of such Participant, or, in the case of a Participant who dies subsequent to termination of his or her employment but prior to the distribution of the entire amount to which the Participant is entitled under the Plan, any undistributed balance to which such Participant would have been entitled. Each Participant shall also have the right to designate a contingent beneficiary in the event any of the primary beneficiaries predecease the Participant or die prior to complete disbursement of the Participant's account.

         If no beneficiary has been named by a Participant at the time of the Participant's death, or if the beneficiary designated by the Participant has predeceased the Participant or such designated beneficiary has died prior to complete disbursement of the Participant's accounts and the Participant has failed to name a contingent beneficiary, the value of the Participant's accounts, or the undistributed portion thereof, shall be paid by the Employer to the deceased employee's lawful successor(s) in interest in a lump sum as soon as practicable, but in no event later than one year following the employee's death.


                                   ARTICLE 10

                                 ADMINISTRATION

         The Plan shall be administered by the Committee appointed pursuant to the provisions of Section 10.1 of the Qualified Plan. The Committee shall have the same powers and duties, and shall be subject to the same limitations, as are described in the Qualified Plan. However, unlike the limitation on the Committee's power to amend or modify the Qualified Plan under Section 11.1 of the Qualified Plan, the Committee shall have full power to amend or modify the Plan in all respects.

                                   ARTICLE 11

                            AMENDMENT AND TERMINATION

         The Company may amend or terminate the Plan at any time and for any reason. The power to amend or modify the Plan shall rest solely with the Committee. No such amendment or termination shall affect the rights of Participants or beneficiaries to the vested portion of amounts credited to Participants' accounts as of the date of such amendment or termination. In the event of a termination of the Plan, all amounts credited to a Participant's accounts shall be fully vested.


                                   ARTICLE 12

                                  MISCELLANEOUS

         12.1 Non-Assignability. This Plan shall be subject to the same terms and conditions as specified in Section 15.4 of the Qualified Plan, and said
Section is hereby incorporated by reference.

         Section 12.2 No Employment Rights. Nothing contained in the Plan and no action taken pursuant to the provisions of the Plan shall be construed as a contract of employment between the Employer and an Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees at any time, with or without cause, or as a limitation of the right of the Employee to terminate employment at any time.

         Section 12.3 Law Applicable. This Plan and all actions hereunder shall be governed by and construed according to the laws of the State of Michigan.

         Section 12.4 Legal Fees and Expenses. The Company shall pay all legal fees and expenses which a Participant may incur as a result of the Company contesting the validity, enforceability, or the Participant's interpretation of, or determinations under this Plan other than the hardship withdrawal provisions hereof.

         Section 12.5 Successors. In the event of any consolidation, merger, acquisition or reorganization of the Company, the obligations of the Company under this Plan shall continue and be binding upon the Company and its successors.





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





                                   ARTICLE 13

                          CHANGE IN CONTROL PROVISIONS

         Section 13.1 General. In the event of a Change in Control, as defined in Section 13.6, then, notwithstanding any other provision of the Plan, the provisions of this Section 13 shall be applicable and shall supersede any conflicting provisions of the Plan.

         Section 13.2 Transfer to Rabbi Trust. MCN Energy Group Inc. ("MCN") has established a trust pursuant to a Trust Agreement dated January 3, 1991 (the "Rabbi Trust"). The terms of the Rabbi Trust provide that, in the event of a Change in Control and thereafter, assets are to be transferred to such trust to provide benefits under the Plan. MCN shall make all transfers of funds required by the Rabbi Trust in a timely manner and shall otherwise abide by the terms of the Rabbi Trust.

         Section 13.3 Lump Sum Payments. In a Change in Control situation, the Chairman of MCN shall have the absolute discretion to direct that a lump sum payment be made to a Participant up to the total value of such Participant's Account in the year of the Change in Control if such payment will reduce the amount of any potential excise tax imposed by Code Section 4999.

         Section 13.4 Joint and Several Liability. Upon and at all times after a Change in Control, the liability under the Plan of MCN and each Affiliated Employer that has adopted the Plan shall be joint and several so that MCN and each such Affiliated Employer shall each be liable for all obligations under the Plan to each employee covered by the Plan, regardless of the corporation by which such employee is employed.




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


         Section 13.5 Dispute Procedures. In the event that, upon or at any time subsequent to a Change in Control, a claim for benefits under the Plan of a Participant or distributee who has exhausted the claims and appeals procedures set forth in Section 10.6 of the Qualified Plan is denied in whole or in part, the following additional procedures shall be applicable:

                  (a) Any amount that is not in dispute shall be paid to the Participant or distributee at the time or times provided herein.

                  (b) MCN shall advance to such claimant from time to time such amounts as shall be required to reimburse the claimant for reasonable legal fees, costs and expenses incurred by such claimant in seeking a judicial resolution of his or her claim, including reasonable fees, costs and expenses relating to appeals; provided, however, that MCN shall not be obligated to advance to the claimant any amounts under this Section 13.4(b) unless and until the claimant agrees in writing to repay to MCN, immediately upon the occurrence of a final judicial determination with respect to such dispute, any amount of such fees, costs and expenses that is not awarded to such claimant in a final order of a court of competent jurisdiction.

         Section 13.6 Definition of Change in Control. A "Change of Control" means:

                  (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of MCN (the "Outstanding MCN Common Stock") or (ii) the combined voting power of the then outstanding voting securities of MCN entitled to vote generally in the election of directors (the "Outstanding MCN Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of
         Control: (A) any acquisition directly from MCN (excluding any acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by MCN, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by MCN or any corporation controlled by MCN or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this
         Section 13.6 are satisfied; or

                  (b) Individuals who, as of the date hereof, constitute the Board of Directors of MCN (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by MCN's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (c) Approval by the shareholders of MCN of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding MCN Common Stock and Outstanding MCN Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding MCN Common Stock and Outstanding MCN Voting Securities, as the case may be, (ii) no Person (excluding MCN, any employee benefit plan or related trust sponsored or maintained by MCN or any corporation controlled by MCN or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding MCN Common Stock or Outstanding MCN Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                  (d) Approval by the shareholders of MCN of (i) a complete liquidation or dissolution of MCN or (ii) the sale or other disposition of all or substantially all of the assets of MCN, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding MCN Common Stock and Outstanding MCN Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding MCN Common Stock and Outstanding MCN Voting Securities, as the case may be, (B) no Person (excluding MCN Corporation, any employee benefit plan or related trust sponsored or maintained by MCN or any corporation controlled by MCN or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding MCN Common Stock or Outstanding MCN Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of MCN.


         IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Plan as of this 28th day of February 2001.





                              MCN ENERGY GROUP INC.


                              By:
                                  ---------------------------------------------
                                    Daniel L. Schiffer, Senior Vice President,
                                    General Counsel and Secretary

                              MCN ENERGY GROUP INC.
                            SUPPLEMENTAL SAVINGS PLAN

                              Historical Background


07/01/89          Plan amended and restated.

02/28/90 MCN Corporation Minutes of Regular Meeting of Board of Directors - authorization for amendment regarding "Change in Control" language (Section 13).

08/01/91 Plan amended and restated per MCN Corporation Minutes of Regular Meeting of Board of Directors - authorization for amendment providing participants the option of receiving essentially the same returns as available under the MichCon Savings Plan, to require that participants maintain at least 75% of the employer matching portion in the Corporation's common stock, and to conform the hardship withdrawal provisions to new Treasury Regulations.

01/01/92 Amendment to Section 5.3, inserting at the end of Section 5.3 "and, when the Qualified Plan is amended to permit increased Voluntary Deductions or Salary Reduction a change submitted prior to the effective date of such amendments."

08/15/92          Plan restated.

01/01/97 Plan amended and restated per MCN Corporation Minutes of Regular Meeting of Board of Directors as follows:

                  Article 1 is amended to reflect the change in the name of the Plan to the "MCN Energy Group Inc. Supplemental Savings Plan".

                  Article 3 is amended to read as follows:

                          The principal purpose of the Plan is to provide deferred compensation for a select group of management or highly compensated Employees of the Company and any other Employer that has adopted the Plan with the consent of the Company who has been specifically designated by the Committee to be eligible for Plan participation (an "Executive"). Such an employee shall remain an Executive so long as this designation is not revoked by the Committee.

                          It is intended that this Plan provide benefits for "a select group of management or highly compensated employees" within the meaning of Section 201, 301 and 401 of ERISA and, therefore, to be exempt from the provisions of Parts 2, 3, and 4 of Title I of ERISA.


                  Section 5.3 is amended to read as follows:
                          Section 5.3 Restriction on Change Deferrals Under the Plan. The amount to be deferred by an Executive for a Plan year shall be determined using the percentage of his or her Compensation Rate in effect as of the December 31 of the year which immediately precedes the year for which it applies. An Executive who elects to participate in the Plan may not, after the effective date of such election, change the percentage of his or her Compensation Rate deferred under the Qualified Plan to affect the amount to be deferred under the Plan except for a change submitted prior to the first day of the calendar year for which the change is desired, and, when the Qualified Plan is amended to permit increased Voluntary Reductions or Salary Reductions and such change is submitted prior to the effective date of such amendments. Any such other change in the percentage of his or her Compensation Rate deferred under the Qualified Plan shall be ignored for deferral purposes under the Plan.

                  The heading of Section 6.1 is amended to read as follows:

                          Section 6.1 Establishment of Accounts and
                          Subordination of Executive's Rights.

                  Section 6.2 is amended to move the first paragraph to the end of the section and to add a subparagraph (c) as follows:

                                    (c) An amount of compensation equal to the distribution of dividends on the MCN Stock held in a Participant's Plan Account under the Qualified Plan to the extent the Executive has not elected or was ineligible to make Additional Allotments and the Executive has elected to contribute such amount to the Plan.

                                    The total credits under (a) and (b) of this
                           Section shall be allocated to the specific accounts elected by the Participant as provided under Section
                           6.3 hereof. The credits under (c) of the Section shall be allocated to the MCN Stock account in the Plan

                  Section 6.4 is amended as follows:

                           Any election of accounts given by a Participant under the preceding Section shall be deemed to be a continuing election until changed by the Participant. A Participant may change any such election as of any normal business day of any month by giving prior notice of such change to the Plan recordkeeper in the form prescribed by the Committee.


                  Article 7 is amended to add the following after the first
                           sentence in the article:

                           A financial hardship shall be satisfied from the MCN Executive Deferred Compensation Plan to the extent possible; then from the Plan; and finally from the Qualified Plan.

                  Article 8 is amended to divide the information into sections as follows:

                                    Section 8.1 Form and Timing of Payment. On
                           the date that a Participant becomes entitled, pursuant to either Section 9.1 or 9.2 of the Qualified Plan (the "Retirement Date"), to a distribution of his or her account in the Qualified Plan, such Participant shall be entitled to receive the vested portion of the amount credited to his or her accounts in the Plan commencing on the first of the month following the month in which his Retirement Date occurs. As of the first of the month following the month in which his Retirement Date occurs, the Participant's Account shall be valued on a cash basis with interest credited monthly at a rate equal to the interest rate for the latest issue, as of the end of the previous month, of ten-year U.S. Treasury Notes, or such other rate as set by the Committee (the "Plan Interest Rate"). Payment of the vested portion of a Participant's accounts shall be made in accordance with the Participant's selection on his Benefit Agreement either in monthly payments in one-year increments, not to exceed 15 years, or in one lump sum by the Employer maintaining the accounts. The amount of the monthly payments shall be calculated to pay out over the specified period the entire balance in the Participant's Account as of his Retirement Date with interest credited monthly on the declining balance at the Plan Interest Rate. The Participant's Account shall continue to be credited monthly with interest at the Plan Interest Rate and charged with the monthly payments to the Participant. The amount of the monthly payments to the Participant shall be adjusted on January 1 of each year to reflect changes in the Plan Interest Rate and other changes in the Participant's Account balance.

                                    Section 8.2. Change in Payment Option. The
                           payment option selected by the Participant may be changed at any time by the Participant submitting a new payment selection to the Committee, by a change shall be effective only if it is received by the Committee at least 12 months before payments under the Plan commence.

                                    Section 8.3 Payments Subject to Golden
                           Parachute Provisions. Notwithstanding the above, if payment at the time specified in the first sentence of this paragraph would subject the Participant to the excise tax under Section 4999 of the Code, payment of the vested portion of a Participant's accounts shall be deferred until the earlier of (a) the date that would have been the Participant's Normal Retirement Date, Early Retirement Date or Disability Retirement Date, (b) death of the Participant, or (c) total and permanent disability or legally established mental incompetency of the Participant.

                                    Section 8.4 Vested Portion of Participants'
                           Accounts. The vested portion of a Participant's accounts shall mean: (i) the total value of the accounts of a Participant who is entitled to a distribution pursuant to Section 9.1 of the Qualified Plan; or (ii) with respect to a Participant who is entitled to a distribution pursuant to Section 9.2 of the Qualified Plan, the total value of the accounts maintained under Sections 6.2(a) and (c) hereof. Notwithstanding the foregoing, the total value of the accounts of a Participant shall become nonforfeitable as of the date on which the Participant attains age 65.
                                    Section 8.5 Recrediting of Forfeited
                           Amounts. If a Participant entitled to a distribution pursuant to Section 9.2 of the Qualified Plan receives the vested portion of the amount credited to his or her accounts in the Plan, forfeits the remainder, and is thereafter reemployed prior to incurring five consecutive Break in Service Years, then as of the end of the month coincident with or next following the Participant's date of reemployment, the amount of the Participant's accounts that was forfeited upon the earlier termination of employment shall be credited to the Participant's accounts. Interest shall not accrue on such amount between the time it was forfeited and the time at which it was recredited.

                                    Section 8.6 Transfer to an Affiliated
                           Company. Benefits for a Participant who transfers employment from one Employer to an Affiliated Company shall be subject to Section 9.7(c) of the Qualified Plan. Such a transfer of employment shall cause a transfer of the accounts maintained by an Employer for a Participant if the new Employer has adopted the Plan and the former Employer transfers cash to the new Employer equal to the amount of the accounts transferred. In all other events, a transfer of employment shall not cause a transfer of the accounts maintained by an Employer for a Participant.

                  Article 10 is amended as follows:

                           The Plan shall be administered by the Committee appointed pursuant to the provisions of Section 10.1 of the Qualified Plan. The Committee shall have the same powers and duties, and shall be subject to the same limitations, as are described in the Qualified Plan. However, unlike the limitation on the Committee's power to amend or modify the Qualified Plan under Section 11.1 of the Qualified Plan, the Committee shall have full power to amend or modify the Plan in all respects.

                  Articles 12 and 13 are amended to update the references to the sections in the Qualified Plan and to delete "Corporation" after "MCN" in all cases after the term MCN has been defined.

11/29/99          Plan amended and restated as of 1/1/98 as follows:

                  Section 5.3 is deleted in its entirety. Prior to deletion, previous Section 5.3 read as follows:

                                     Section 5.3 Restriction on Change of
                           Deferrals Under the Plan. The amount to be deferred by an Executive for a Plan year shall be determined using the percentage of his or her Compensation Rate in effect as of the December 31 of the year which immediately precedes the year for which it applies. An Executive who elects to participate in the Plan may not, after the effective date of such election, change the percentage of his or her Compensation Rate deferred under the Qualified Plan to affect the amount to be deferred under the Plan, except for a change submitted prior to the first day of the calendar year for which the change is desired, and, when the Qualified Plan is amended to permit increased Voluntary Reductions or Salary Reductions and such change is submitted prior to the effective date of such amendments. Any such other change in the percentage of his or her Compensation Rate deferred under the Qualified Plan shall be ignored for deferral purposes under the Plan.

                  Section 6.2(a) is amended to delete reference to all of the limitations listed in Section 5.1 and merely references
                  Section 5.1.

                  Section 6.2(c) is deleted in its entirety. Prior to deletion, previous Section 6.2(c) read as follows:

                  An amount equal to the distribution of dividends on the MCN
                           Stock held in a Participant's Plan Account under the Qualified Plan to the extent the Executive has not elected or was ineligible to make Additional Allotments and the Executive has elected to contribute such amount to the Plan.

                  The last sentence of the first paragraph of the flush language in Section 6.2 is deleted. Prior to deletion the sentence read as follows:

                                    The credits under (c) of this Section shall
                           be allocated to the MCN Stock account in this Plan.

                  The second to last sentence of the second paragraph of Article 7 is deleted. Prior to deletion, the sentence read as follows:

                                    If a Participant receives a hardship
                           withdrawal from this Plan or from the Qualified Plan, no amounts may be credited to the Participant's accounts under Section 6.2(a) or (b) for a period of twelve months after receipt of the hardship withdrawal.

                  Section 8.1 was amended to read as currently shown. Prior to amendment, Section 8.1 read as follows:


                                     Section 8.1 Form and Timing of Payment. On
                           the date that a Participant becomes entitled, pursuant to either Section 9.1 or 9.2 of the Qualified Plan (the "Retirement Date"), to a distribution of his or her account in the Qualified Plan, such Participant shall be entitled to receive the vested portion of the amount credited to his or her accounts in the Plan commencing on the first of the month following the month in which his Retirement Date occurs. As of the first of the month following the month in which his Retirement Date occurs, the Participant's Account shall be valued on a cash basis with interest credited monthly at a rate equal to the interest rate of ten-year U.S. Treasury Notes, or such other rate as set by the Committee (the "Plan Interest Rate"). Payment of the vested portion of a Participant's accounts shall be made in accordance with the Participant's selection on his Benefit Agreement either in monthly payments in one-year increments not to exceed 15 years, or in one lump sum by the Employer maintaining the accounts. The amount of the monthly payments shall be calculated to pay out over the specified period the entire balance in the Participant's Account as of his Retirement Date with interest credited monthly on the declining balance at the Plan Interest Rate. The Participant's Account shall continue to be credited monthly with interest at the Plan Interest Rate and charged with the monthly payments to the Participant. The amount of the monthly payments to the Participant shall be adjusted on January 1 of each year to reflect changes in the Plan Interest Rate and other changes in the Participant's Account balance.

                  Section 8.4 is amended to delete "and (c) hereof" at the end of the first sentence.

                  The election and beneficiary designation forms are revised to read as follows:

                                MCN ENERGY GROUP
                            SUPPLEMENTAL SAVINGS PLAN

                             DEFERRAL ELECTION FORM


============================================================================================================================
Employee Name (Print)                                    Social Security No.                            I. D. Number


----------------------------------------------------------------------------------------------------------------------------
Address (Number/Street)                                  City                            State          Zip Code


============================================================================================================================

Deferral Election

[ ] In accordance with the terms of the MCN Energy Group Supplemental Savings Plan ("Plan") which is hereby incorporated by reference, I hereby accept and agree to all the provisions of the Plan and irrevocably elect pursuant to Section 5.2 of the Plan to defer a portion of my compensation pursuant to Section 6.2 of the Plan.

[ ]    I elect NOT to participate in the MCN Energy Group Supplemental Savings
       Plan.

Payment Election

I elect to have the amount I have deferred paid to me after termination of my employment with the Company and its subsidiaries by reason of retirement, disability, or death, in the manner specified below:

[ ]    Lump-sum payment.

[ ] Payment in annual installments over _____ years (in one year increments, not to exceed 15 years).

I understand that if I fail to make a payment election, my MCN Energy Group Supplemental Savings Plan account balance will be paid in a lump sum at the end of the quarter in which my Retirement Date (as defined in Section 8.1) occurs.

I understand that, in addition to the above payment, I may be eligible for a hardship withdrawal pursuant to Article 7 of the Plan.


============================================================================================================================
Employee Signature                                                                       Date


----------------------------------------------------------------------------------------------------------------------------
Receipt Acknowledged By                            Title                                 Date


============================================================================================================================

                                MCN ENERGY GROUP
                            SUPPLEMENTAL SAVINGS PLAN

                          BENEFICIARY DESIGNATION FORM

============================================================================================================================
Employee Name (Print)                                    Social Security No.                            I. D. Number


----------------------------------------------------------------------------------------------------------------------------
Address (Number/Street)                                  City                            State          Zip Code


============================================================================================================================

I hereby designate, pursuant to Article 9 of the above-referenced plan, the below-designated person(s) as my beneficiary in the event of my death:


============================================================================================================================
Beneficiary's Name                                              Address

----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------

I UNDERSTAND THAT THE DESIGNATION OF A BENEFICIARY OTHER THAN MY SPOUSE MUST BE CONSENTED TO IN WRITING BY MY SPOUSE.

In the event any of the above-named beneficiaries should predecease me, or shall survive me but die before receiving all amounts to be paid, I hereby name the following as a contingent beneficiary to receive any such unpaid amounts:


============================================================================================================================
Beneficiary's Name                                              Address

----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------

In the event none of the above-named beneficiaries survive me, any unpaid amounts shall be paid to my lawful successor in interest. I reserve the right to change this beneficiary designation at any time by filing with the Committee or its Designee a new beneficiary designation form.

I UNDERSTAND THAT MY MOST RECENT ELECTION AS TO THE BENEFICIARY DESIGNATION WILL APPLY TO ALL DEFERRALS BY ME UNDER THE PLAN.


============================================================================================================================
Employee Signature                                                                        Date


----------------------------------------------------------------------------------------------------------------------------
Receipt Acknowledged By                            Title                                  Date


============================================================================================================================

SPOUSAL CONSENT: I HEREBY CONSENT TO THE DESIGNATION OF BENEFICIARY SET FORTH HEREIN.


============================================================================================================================
Spouse's Signature                                                     Date


----------------------------------------------------------------------------------------------------------------------------
Witness                                                                Date


============================================================================================================================

12/15/99 The Plan was amended and restated as of December 15, 1999 to reflect the following changes:

            New Section 12.5 was added to read as shown.

            Sections 13.3, 13.4 and 13.5 were redesignated as Sections 13.4,
            13.5 and 13.6, respectively. A new Section 13.3, Lump Sum Payments, was added to read as shown.

1/1/00 The Plan was amended and restated as of January 1, 2000 to add the last sentence to the second paragraph of Section 8.1.

2/28/01 The MCN Energy Group Board of Directors approved the Plan amendment and restatement effective February 28, 2001 to reflect the following changes:

            Section 8.2 was amended to read as shown. Prior to amendment,
            Section 8.2 read as follows:

            Section 8.2 Change in Payment Option. The payment option selected by the Participant may be changed at any time by the Participant submitting a new payment selection to the Committee, however, a change shall be effective only if it is received by the Committee at least 12 months before payments under the Plan commence.

            A new Section 8.3 was added to read as shown. Prior Sections 8.3 through 8.6 were redesignated as Sections 8.4 through 8.7.